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Variable Annuity Application

GE Life and Annuity Assurance Company                                       Annuity Name: GE Extra(R) Variable Annuity

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1.   Owner (Name or name of trust)
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(Last, First, M.)                                                               Social Security no./TIN         Gender
                                                                                                                [ ] M   [ ]F
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Address                                                  Trustee Name                      Telephone no.

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City                                                               State      Zip code      Date of birth or trust date (mm-dd-yyyy)

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Joint Owner: Name (Last, First, M.)                                           Social Security no./TIN           Gender
                                                                                                                [ ] M   [ ] F
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Address   Same as Owner [ ]                                                                 Telephone no.

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City                                                               State      Zip code      Date of birth (mm-dd-yyyy)

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2.   Annuitant (if other than Owner(s))
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(Last, First, M.)                                                               Social Security no./TIN         Gender
                                                                                                                [ ] M   [ ]F
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Address                                                                                     Telephone no.

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City                                                               State      Zip code      Date of birth (mm-dd-yyyy)

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Contingent Annuitant: Name (Last, First, M.)                                  Social Security no./TIN         Gender
                                                                                                                [ ] M   [ ] F
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Address                                                                                     Telephone no.

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City                                                               State      Zip code      Date of birth (mm-dd-yyyy)

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3.   Beneficiary (Name or name of trust)
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Primary Beneficiary: (Last, First, M.)                                          Trustee Name                    Allocated
                                                                                                                                   %
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Date of birth or trust date (mm-dd-yyyy)   Relationship to the Owner          Social Security no./TIN (if known)   Gender
                                                                                                                   [ ] M   [ ] F
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Additional Beneficiary: Name (Last, First, M.)                                              Allocated           [ ] Primary
                                                                                                          %     [ ] Contingent
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Date of birth or trust date (mm-dd-yyyy)   Relationship to the Owner          Social Security no./TIN (if known)   Gender
                                                                                                                   [ ] M   [ ] F
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Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

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4.   Plan Information
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Purchase Payment: Minimum Purchase Payment: $10,000 (same for an IRA)
Total Amount Submitted                                      Estimated Purchase Payment for
with Application:      $                                    1035 Exchange(s) or Transfer(s)    $
                         ---------------------------------                                       -----------------------

Contract Type: Please select one contract type and the appropriate source of purchase payment.

[ ] Non-Qualified
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[ ] Qualified
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Contract                           TSA/403(b)                  Profit           Other       *    Does not apply to reinvested SEP
  Types   IRA  SEP IRA*  Roth IRA    Annuity   Pension**  Sharing/401(K)**  Qualified Plan       amounts. Your SEP is an IRA.
                                                                                                 Check applicable Transfer, Rollover
                                                                                                 or Conversion circle in the IRA
                                                                                                 Section.
                                                                                            **   Investment Only
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Source    [ ]     [ ]      [ ]                                                              New Contribution for Tax Year
of        [ ]              [ ]         [ ]        [ ]            [ ]              [ ]                                     ----------
Purchase  [ ]              [ ]         [ ]        [ ]            [ ]              [ ]       Recharacterization: [ ] Yes [ ] No
Payment:  [ ]                          [ ]        [ ]            [ ]              [ ]       Direct Transfer
(Select   [ ]              [ ]                                                              Customer Rollover
 One)     [ ]              [ ]         [ ]        [ ]            [ ]              [ ]       Direct Rollover From [ ] 401(a) [ ]
                                                                                            Gov't 457 Plan [ ] 401(k) [ ] TSA/403(b)
                                                                                            [ ] Other
                                                                                                     -------
                                                                                            Conversion/Reconversion
                                                                                            Other
                                                                                                  ----------------------------------

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

15351 10/2003                                              Art Edition: 03/02/05
                                          To order use stock no . 35206 04/29/05


                    Options below are available for GE Extra(R) Variable Annuity

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5.   Optional Benefits
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See prospectus for age restrictions. May not be available in all states or markets.
Death Benefits: (Only one may be selected)

[ ] Annual Step-up [ ] GE Earnings Protector(R) (EPR) [ ] EPR + 5% Roll-up
[ ] 5% Roll-up     [ ] EPR + Annual Step-up           [ ] EPR + Greater of Annual Step-up and 5% Roll-up

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6. Fraud and Disclosure Statements
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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the
Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within
30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE:
Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of
Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

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

15351 10/2003                                              Art Edition: 03/02/05
                                          To order use stock no . 35206 04/29/05


                    Options below are available for GE Extra(R) Variable Annuity

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7. Owner Signature(s) PLEASE READ CAREFULLY
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All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1. Do you have any existing life insurance policy(ies) or annuity contract(s)?                                      [ ] Yes [ ] No

2. Will the proposed annuity replace and/or change any existing annuity or insurance contracts?                     [ ] Yes [ ] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE
INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE
RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/we believe this contract will meet my/our insurance needs and financial objectives.

The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 -
Fraud and Disclosure Statements.

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Owner (sign as Trustee if Owner is a Trust)   State in which               Date of signature (mm-dd-yyyy)
                                              application signed
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Annuitant (required if other than Owner)      State in which               Date of signature (mm-dd-yyyy)
                                              application signed
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Joint Owner/Annuitant                         State in which               Date of signature (mm-dd-yyyy)
                                              application signed
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8. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL
INFORMATION
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Does the applicant have any existing life insurance policy(ies) or annuity contract(s)?                             [ ] Yes [ ] No

Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract(s)? [ ] Yes [ ] No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

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Representative Name*                                                        Social Security No./TIN
                                                                            (In FL License ID No. required)
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Broker/Dealer or Firm Name                 Client Account No.                         Email Address

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Address                                    City                                       State        Zip Code

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Telephone No.                              Fax No.                                    Commission Option:
                                                                                      [ ] NT [ ] T [ ] L [ ] O

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Representative
Signature
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* Use a separate sheet for split commissions. Please provide all agent information listed above including commission split percentages.
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

15351 10/2003                                              Art Edition: 03/02/05
                                          To order use stock no . 35206 04/29/05

                    Options below are available for GE Extra(R) Variable Annuity

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9.   Purchase Payment Allocation
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Enter whole percentage of each subaccount and/or Guarantee Account listed below.
Percentages must total 100%.

No more than 20 subaccounts in addition to the Guarantee Account may be selected.

AIM Variable Insurance Funds  (A I M Advisors, Inc.)

     % AIM V.I. Basic Value Fund - Ser II Shrs
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     % AIM V.I. Capital Appreciation Fund - Ser I Shrs
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     % AIM V.I. International Growth Fund - Ser II Shrs
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     % AIM V.I. Premier Equity Fund - Ser I Shrs
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AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)

     % AllianceBernstein Global Technology Portfolio - Class B
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     % AllianceBernstein Growth and Income Portfolio - Class B
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     % AllianceBernstein International Value Portfolio - Class B
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     % AllianceBernstein Large Cap Growth Portfolio - Class B
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American Century Variable Portfolios II, Inc.
(American Century Investment Management, Inc.)

     % VP Inflation Protection Fund - Cl II
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Eaton Vance Variable Trust
(Eaton Vance Management)

     % VT Floating-Rate Income Fund
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(OrbiMed Advisors, LLC)

     % VT Worldwide Health Sciences Fund
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Evergreen Variable Annuity Trust
(Evergreen Investment Management Company, LLC)

     % Evergreen VA Omega Fund - Cl 2
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Federated Insurance Series
(Federated Investment Management Co.)

     % Federated High Income Bond Fnd II - Svc Shrs
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(Federated Equity Management Company of Pennsylvania)

     % Federated Kaufmann Fund II - Svc Shrs
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Fidelity Variable Insurance Products Fund (VIP)
(Fidelity Management & Research Company)

     % Fidelity VIP Asset Manager(SM) Portfolio - Svc Cl 2
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     % Fidelity VIP Contrafund(R) Portfolio - Svc Cl 2
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     % Fidelity VIP Dynamic Capital Appreciation Portfolio - Svc Cl 2
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     % Fidelity VIP Equity-Income Portfolio - Svc Cl 2
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     % Fidelity VIP Growth Portfolio - Svc Cl 2
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     % Fidelity VIP Growth & Income Portfolio - Svc Cl 2
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     % Fidelity VIP Mid Cap Portfolio - Svc Cl 2
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     % Fidelity VIP Value Strategies Portfolio-Svc Cl 2
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Franklin Templeton Variable Insurance Products Trust
(Franklin Advisers, Inc.)

     % Franklin Income Securities Fund - Cl 2 Shrs
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GE Investments Funds, Inc.
(GE Asset Management Incorporated)

     % Income Fund
-----
     % Mid-Cap Equity Fund
-----
     % Money Market Fund
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     % Premier Growth Equity Fund
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     % Real Estate Securities Fund
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     % S&P 500(R) Index Fund*
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     % Small-Cap Value Equity Fund
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     % Total Return Fund
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     % U.S. Equity Fund
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     % Value Equity Fund
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Goldman Sachs Variable Insurance Trust
(Goldman Sachs Asset Management, L.P.)

     % Goldman Sachs Mid Cap Value Fund
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Greenwich Street Series Fund
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable Aggressive Growth Fund - Cl II
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Janus Aspen Series (Janus Capital Management LLC)

     % Balanced Portfolio - Svc Shrs
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     % Forty Portfolio - Svc Shrs
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Merrill Lynch Variable Series Fund, Inc.
(Merrill Lynch Investment Managers, L.P.)

     % Merrill Lynch Basic Value V.I. Fund - Cl III Shrs
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     % Merrill Lynch Global Allocation V.I. Fund - Cl III Shrs
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     % Merrill Lynch Large Cap Growth V.I. Fund - Cl III Shrs
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     % Merrill Lynch Value Opportunities V.I. Fund - Cl III Shrs
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MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))

     % MFS(R) Investors Growth Stock Series - Svc Cl Shrs
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     % MFS(R) Investors Trust Series - Svc Cl Shrs
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     % MFS(R) New Discovery Series - Svc Cl Shrs
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     % MFS(R) Total Return Series - Svc Cl Shrs
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     % MFS(R) Utilities Series-Svc Cl Shrs
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Nations Separate Account Trust
(Banc of America Capital Management, LLC)

     % Nations Marsico Growth Portfolio
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     % Nations Marsico International Opportunities Portfolio
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Oppenheimer Variable Account Funds
(OppenheimerFunds, Inc.)

     % Oppenheimer Aggressive Growth Fund/VA - Svc Shrs
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     % Oppenheimer Balanced Fund/VA - Svc Shrs
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     % Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
-----
     % Oppenheimer Global Securities Fund/VA - Svc Shrs
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     % Oppenheimer Main Street Fund/VA - Svc Shrs
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     % Oppenheimer Main Street Small Cap Fund/VA - Svc Shrs
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PIMCO Variable Insurance Trust
(Pacific Investment Management Company LLC)

     % All Asset Portfolio - Adv Cl Shrs
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     % High Yield Portfolio - Adm Cl Shrs
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     % Long-Term U.S. Government Portfolio - Adm Cl Shrs
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     % Low Duration Portfolio - Adm Cl Shrs
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     % Total Return Portfolio - Adm Cl Shrs
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The Prudential Series Fund, Inc.
(Prudential Investments LLC)

     % Jennison Portfolio - Cl II
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     % Jennison 20/20 Focus Portfolio - Cl II
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     % Natural Resources Portfolio - Cl II
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Rydex Variable Trust (Rydex Investments)

     % OTC Fund**
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Salomon Brothers Variable Series Funds Inc
(Salomon Brothers Asset Management Inc)

     % Salomon Brothers Variable All Cap Fund - Cl II
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     % Salomon Brothers Variable Total Return Fund - Cl II
-----

Van Kampen Life Investment Trust
(Van Kampen Asset Management Inc.)

     % Comstock Portfolio - Cl II Shrs
-----
     % Emerging Growth Portfolio - Cl II Shrs
-----

GE Life & Annuity Guarantee Account
Limited to 25% of contract value.

     % 1 yr guarantee period
-----
     % 6 yr guarantee period
-----

Interest Sweep   [ ] Yes  [ ] No

Will be transferred Quarterly unless another interval is indicated.

[ ] Monthly  [ ] Semi-Annually [ ] Annually

* "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.
** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

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10.  Allocation Transfer Authorization
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                    I/we authorize GE Life and Annuity Assurance Company to
                    accept requests to make allocations of purchase payments and transfers among investment options from the representative listed on the application. I/we understand that I must
                    specifically authorize my representative to make each
                    transaction, unless I have granted my representative
                    discretionary authority in writing. Transactions are
                    authorized to be made by telephone or any other means
                    permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and will not be liable for losses from unauthorized or fraudulent
-----------------   transactions if it follows reasonable procedures described
Owner(s) initials   in the prospectus.
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Owner's             Owner's name (Last, First, M.)     Social Security no.
Signature

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11.  Mailing Instructions
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Regular Mail - GE Life and Annuity Assurance Company . P.O. Box 281001 .
Atlanta, GA 30384

For Inquiries and/or Questions - Internet: www.GEFinancialService.com . Toll free: (800) 352-9910

Overnight Delivery - GE Life and Annuity Assurance Company . Lockbox #281001 . 6000 Feldwood Road . College Park, GA 30349
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15351 10/2003                                              Art Edition: 03/02/05
                                          To order use stock no . 35206 04/29/05

                                  Page 4 of 4